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                                EXHIBIT (10)(i)


                        CONSENT OF INDEPENDENT AUDITORS
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                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated January 28, 2000 with respect to the financial statements of the subaccounts of The Fidelity Variable Annuity Account, which are available for investment by the contract owners of Fidelity Income Plus, and (2) dated February 28, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 33-37498) and related Prospectus of Fidelity Income Plus.


                                     /s/ Ernst & Young


Des Moines, Iowa
April 24, 2000